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Exhibit (7)(a)
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Form of Application for the AUSA Endeavor Variable Annuity


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                                EXHIBIT (7)(a)


                              FORM OF APPLICATION
                     FOR THE AUSA ENDEAVOR VARIABLE ANNUITY


AUSA LIFE INSURANCE COMPANY, INC.
HOME OFFICE:  4 MANHATTANVILLE ROAD
              PURCHASE, NY 10577
ADMINISTRATIVE OFFICE:  4333 EDGEWOOD ROAD N.E.
                        CEDAR RAPIDS, IOWA 52499

APPLICATION FOR VARIABLE ANNUITY CONTRACT
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1. DESIGNATED ANNUITANT

NAME:___________________________________________________________________________
ADDRESS:________________________________________________________________________
CITY, STATE:____________________________________________________________________
ZIP:_____________________TELEPHONE: (____)______________________________________
DATE OF BIRTH: ________________________AGE: _____SEX: [_] FEMALE  [_] MALE
SS#:_____________________________________ CITIZENSHIP:[_] U.S.  [_]  OTHER
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2. CONTRACT OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.

NAME:___________________________________________________________________________
ADDRESS:________________________________________________________________________
CITY, STATE:____________________________________________________________________
ZIP:_____________________TELEPHONE:  (____)_____________________________________
DATE OF BIRTH:_________________________AGE: _____SEX: [_] FEMALE   [_]  MALE
SS#:______________________________________CITIZENSHIP:[_] U.S.  [_] OTHER
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3. [_] JOINT CONTRACT OWNER [_] SUCCESSOR CONTRACT OWNER

In the event the owner is a trust, please provide verification of trustees.

NAME:___________________________________________________________________________
ADDRESS:________________________________________________________________________
CITY, STATE:____________________________________________________________________
ZIP:_____________________TELEPHONE:  (____)_____________________________________
DATE OF BIRTH:_________________________AGE: _____SEX: [_]  FEMALE  [_]  MALE
SS#:______________________________________CITIZENSHIP:[_]  U.S.  [_]  OTHER
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4. BENEFICIARY DESIGNATION  (Include Relationship to Annuitant)

PRIMARY:________________________________________________________________________

  RELATIONSHIP:_________________________________________________________________

CONTINGENT:_____________________________________________________________________

  RELATIONSHIP:_________________________________________________________________
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5. TYPE OF ANNUITY

   [_] NON-QUALIFIED                      [_] IRA  (Also complete Box 6)
   [_] HR - 10                            [_] SEP  (Also complete Box 6)
   [_] 403 (b)           [_] OTHER _____________________________________________
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6. IRA/SEP INFORMATION

$ __________ CONTRIBUTION FOR TAX YEAR _________________________________________
$ __________ TRUSTEE TO TRUSTEE TRANSFER
$ __________ ROLLOVER FROM: (Check one) [_] 403(b) [_] Pension [_]
HR - 10 [_] Other:______________________________________________________________
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7. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?

[_] NO  [_] YES - Please state Policy No. and Company
Name:___________________________________________________________________________
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8. MINIMUM DEATH BENEFIT OPTION  (Select Only One)

   This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option A below).

   [_] Option A:  Return of Premium Death Benefit.

   [_] Option B: Annual Step-Up Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.)
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9. PURCHASE PAYMENT (Make check payable to AUSA Life Insurance Company, Inc.)

INITIAL PREMIUM AMOUNT $________________________________________________________
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10.   FUTURE PREMIUM PAYMENT $__________________________________________________
   [_] BILL ME MONTHLY; OR   [_] BILL ME QUARTERLY; OR

   [_] I DO NOT WANT TO BE BILLED FOR FUTURE PREMIUM AMOUNTS.
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11.   ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)
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T. Rowe Price Associates, Inc.

EQUITY INCOME PORTFOLIO                                         __________.0%

GROWTH STOCK PORTFOLIO                                          __________.0%
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Rowe Price-Fleming International, Inc.

INTERNATIONAL STOCK PORTFLIO                                    __________.0%
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TCW Funds Management, Inc.

MANAGED ASSET ALLOCATION PORTFOLIO                              __________.0%

MONEY MARKET PORTFOLIO                                          __________.0%
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OpCap Advisors.

OPPORTUNITY VALUE PORTFOLIO                                     __________.0%

VALUE EQUITY PORTFOLIO                                          __________.0%
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The Dreyfus Corporation

U.S. GOVERNMENT SECURITIES PORTFOLIO                            __________.0%

SMALL CAP VALUE PORTFOLIO                                       __________.0%
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Janus

GROWTH PORTFOLIO (WRL SERIES FUND)                              __________.0%
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JP Morgan Investment Management, Inc.

ENHANCED INDEX PORTFOLIO                                        __________.0%
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AUSA Life Insurance Company, Inc. - Fixed Account Options
  Dollar Cost Averaging  (DCA)  Fixed Account:                  __________.0%
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  Guaranteed Period 1 YEAR:                                     __________.0%
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Additional: _________________________________________________ ____________.0%
_____________________________________________________________ ____________.0%
_____________________________________________________________ ____________.0%
_____________________________________________________________ ____________.0%
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                        INVESTMENT ALLOCATIONS MUST TOTAL 100%
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                   YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE
VA-APP 296 (NY)                                     (CONTINUED ON THE BACK PAGE)

APPLICATION FOR
VARIABLE ANNUITY CONTRACT
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12. DOLLAR COST AVERAGING

By signing below I (We) authorize AUSA Life Insurance Company, Inc. to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers will be made monthly, unless indicated differently below. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that AUSA Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the AUSA Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

Transfer From: [_] DCA Fixed Account; or                Please Invest In Following Accounts for Each Transfer (Allocation Must Total
               [_] Money Market Portfolio; or           100%):
               [_]  U.S. Govt. Securities Portfolio       TCW Managed Asset Allocation ____.0%__ Dreyfus U.S. Govt. Sec.   ____.0%__
Please Invest: $___________________ ($500 min.)           Janus WRL Series Fund Growth ____.0%__ Dreyfus Small Cap Value   ____.0%__
               [_]  Money (Six Transfers Minimum)         T. Rowe Price Growth         ____.0%__ JP Morgan Investment      ____.0%__
               [_]  Quarterly (Four Transfers Minimum)    T. Rowe Price Equity Income  ____.0%__ Additional:
                                                          OpCap Opportunity Value      ____.0%__ ________________________  ____.0%__
                                                          OpCap Value Equity           ____.0%__ ________________________  ____.0%__
                                                          Rowe Price-Fleming Int'l     ____.0%__ ________________________  ____.0%__
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

13. ASSET REBALANCING...Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.

[_] Yes, by checking this box, I am authorizing AUSA Life Insurance Company, Inc. to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Annuity Purchase Value among the various sub-accounts offered. Asset Rebalancing is not available for any amounts in the Fixed Account nor when Dollar Cost Averaging is in effect.

Rebalance:             Rebalance In Following Accounts (Allocation must equal 100%):

     [_] Monthly       TCW Managed Asset Allocation  _____.0%__ OpCap Value Equity        _____.0%__  Additional:
     [_] Quarterly     TCW Money Market              _____.0%__ Rowe Price-Fleming Int'l  _____.0%__  _______________ _______.0%__
     [_] Semi-Annual   Janus WRL Series Fund Growth  _____.0%__ Dreyfus U.S. Govt. Sec.   _____.0%__  _______________ _______.0%__
     [_] Annual        T. Rowe Price Growth          _____.0%__ Dreyfus Small Cap Value   _____.0%__  _______________ _______.0%__
     Date to Begin:    T. Rowe Price Equity Income   _____.0%__ JP Morgan Investment      _____.0%__
     ____/____/____    OpCap Opportunity Value       _____.0%__                                       TOTAL               100.0%__
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14. If you have chosen to name someone other than yourself as the Annuitant, please select one of the following regarding payment of the death benefit. If neither is selected, the first option will be utilized.

[_]  At the Annuitant's death, I wish to become the annuitant and                ___________________________________________________
     defer payout of the death benefit until my death.                                      Signature of Contract Owner
[_]  At the Annuitant's death, I wish to have the death benefit paid
     to the named beneficiary.  (Contract Owner Signature required for this      ___________________________________________________
     option)                                                                        Signature of Joint/Successor Contract Owner
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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.
     I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE
COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
     Receipt of a current prospectus of the AUSA Endeavor Variable Annuity Account, Endeavor Series Trust and WRL Series Fund, Inc.
is hereby acknowledged.
     [_] Please check if you wish to receive the Statement of Additional Information.
     I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.


ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.
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15. BE SURE TO COMPLETE THIS SECTION


Signed at ________________________________________  this ________ day of ____________________, 19_______

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      Annuitant Signature               Owner Signature (if different from Annuitant)      Joint Owner (successor owner signature)
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16a. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT
                                   (   )                                                                              /     /
----------------------------------  --- ------------------    ------------------------------------------------  -------------------
Agent Name (Please Print)           Agent Telephone           Agent Signature                                   Date

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Agent Address                                                                             Broker/Dealer Client Account No.

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Agent Firm                                               AUSA Life Agent No.    (If Applicable) Florida Agent License I.D. No.

16b. Do you have reason to believe the contract applied for is to replace any existing annuity or insurance owned by applicant?
     [_] No [_] Yes, Company Name __________________________________________________________________
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

Please make check payable to AUSA LIFE INSURANCE COMPANY INC. (Use following address for mail, Fed. Express, etc.)

Send check with application to AUSA Life Insurance Company, Inc., Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001



VA-APP 296 B (NY)
                         PLEASE FILL OUT THE FRONT PAGE